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                                                                   Exhibit 10.10


                                 AMENDMENT NO. 3

                         TO PHARMCHEM LABORATORIES, INC.

                            1992 DIRECTOR OPTION PLAN



        This Amendment No. 3 (the "Amendment") to the PharmChem Laboratories, Inc. 1992 Director Option Plan, as heretofore amended (the "Plan"), is made effective as of the 30th day of November, 1999 by the Administrator of the Plan pursuant to Section 11(a) of the Plan. All capitalized terms used herein and not otherwise defined herein shall have the meanings given them in the Plan.

                                    AMENDMENT

        The Plan is hereby amended as follows:

1. The date "January 1" in Section 4(b)(iii) of the Plan is hereby changed to "March 31."

        IN WITNESS WHEREOF, this Amendment is executed effective as of the date first set forth above by the Administrator of the Plan, which Administrator consists of the Outside Directors of the Company.



                                                 /s/  Richard D. Irwin
                                          ------------------------------------
                                                 Richard D. Irwin


                                                 /s/ Donald R. Stroben
                                          ------------------------------------
                                                 Donald R. Stroben